Exhibit 10.1

EXECUTION VERSION

EXTENSION AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT

This EXTENSION AMENDMENT NO. 1 to the REVOLVING CREDIT AGREEMENT (as defined below), dated as of January 30, 2012 (this “Extension Amendment”), is entered into among THE SERVICEMASTER COMPANY (the “Parent Borrower”), the other Loan Parties party hereto, CITIBANK, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Revolving Collateral Agent”) for the Lenders and as Issuing Bank and Swing Line Lender, JPMorgan Chase Bank, N.A., as Secondary Issuing Bank (as defined herein) and the Lenders party hereto, and amends the Revolving Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Revolving Credit Agreement dated as of July 24, 2007 and amended as of February 2, 2011 (as may be further amended, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) was entered into among the Borrowers, the several lenders from time to time parties thereto, the Administrative Agent, the Revolving Collateral Agent and certain other parties thereto;

WHEREAS, subsection 2.5 of the Revolving Credit Agreement permits the Lenders of any Existing Tranche of Revolving Commitments and the related Revolving Loans, upon request of the Parent Borrower, to extend the scheduled termination date for such Revolving Commitments with respect to all or a portion of such Revolving Commitments and the scheduled maturity date of any payment of principal with respect to the related Revolving Loans by converting all or such portion, respectively, of such Revolving Commitments and Revolving Loans into Extended Revolving Commitments and Extended Revolving Loans pursuant to the procedures described therein;

WHEREAS, in accordance with such procedures, the Parent Borrower has re-quested that the Lenders extend the scheduled maturity of any or all of the Revolving Commitments and Revolving Loans, such extension to be effected by converting such amount of Revolving Commitments and Revolving Loans into Tranche C Revolving Commitments and Tranche C Revolving Loans, in each case subject to the terms and conditions set forth herein;

WHEREAS, each Lender party hereto that has indicated as such on its signature page to this Extension Amendment has agreed, subject to the terms and conditions set forth herein, to convert the principal amount of its Revolving Commitments and the related Revolving Loans set forth on such Lender’s signature page hereto into Tranche C Revolving Commitments and Tranche C Revolving Loans (each such Lender, an “Extending Lender”);

WHEREAS, subsection 2.5(c) of the Revolving Credit Agreement permits, subject to the limitations set forth therein, (i) the Loan Parties, the Administrative Agent, the Swing

Line Lender, the Issuing Banks and the Extending Lenders to enter into an Extension Amendment (as defined in the Revolving Credit Agreement) without the consent of any other Lenders to establish such Tranche C Revolving Commitments and Tranche C Revolving Loans and effect certain amendments to the Revolving Credit Agreement and the other Loan Documents with respect to such Tranche C Revolving Commitments and Tranche C Revolving Loans as the Loan Parties, the Administrative Agent, the Swing Line Lender, the Issuing Banks and the Extending Lenders may agree and (ii) any such Extension Amendment to provide for additional amendments to the Revolving Credit Agreement other than those referred to or contemplated by subsection 2.5(c); provided that such additional amendments do not become effective prior to the time that such additional amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Tranche of Extended Revolving Commitments provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such additional amendments to become effective in accordance with subsection 10.1 of the Revolving Credit Agreement; and

WHEREAS, the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Issuing Bank, the Swing Line Lender and the Lenders party hereto are willing to amend the Revolving Credit Agreement as and to the extent, and on the terms and subject to the conditions, set forth in this Extension Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE                                                                Establishment of Extended Revolving Commitments.  Subject to the terms and conditions set forth in this Extension Amendment and in the Revolving Credit Agreement, as of the Extension Effective Date:

(a)                                  Each Extending Lender party hereto (i) consents to the terms of this Extension Amendment; (ii) irrevocably offers for conversion into Tranche C Revolving Commitments and Tranche C Revolving Loans an amount of the Existing Tranches of Revolving Commitments and related Revolving Loans held by such Lender not to exceed, in each case, the respective amounts set forth with respect to each such Existing Tranche of Revolving Commitments on such Lender’s signature page hereto; (iii) agrees that its Revolving Commitments of each such Existing Tranche and its related Revolving Loans will, to the extent of its Revolving Commitment Converted Amount (as defined in clause (d) below) for such Existing Tranche, be converted into Tranche C Revolving Commitments and Tranche C Revolving Loans pursuant to the provisions of subsection 2.5(a) of the Revolving Credit Agreement; (iv) agrees that the remainder of its Revolving Commitments and related Revolving Loans will remain outstanding as Tranche A Revolving Commitments and related Tranche A Revolving Loans, or Tranche B Revolving Commitments and related Tranche B Revolving Loans, as applicable, in each case on the same terms as in existence prior to the Extension Effective Date and (v) agrees that no costs shall be payable under subsection 3.12 of the Revolving Credit Agreement in connection with the transactions consummated pursuant to this Section 1.

(b)                                 The Revolving Commitments and related Revolving Loans of each Lender that it has not offered for conversion shall remain outstanding as Tranche A Revolving Commitments and related Tranche A Revolving Loans, or Tranche B Revolving Commitments and related Tranche B Revolving Loans, as applicable, in each case on the same terms as in existence prior to the Extension Effective Date.

(c)                                  It is agreed that this Extension Amendment shall be deemed to be an Extension Amendment under and as defined in subsection 2.5(c) of the Revolving Credit Agreement, that each of the Tranche A Revolving Commitments and related Tranche A Revolving Loans and the Tranche B Revolving Commitments and related Tranche B Revolving Loans shall be deemed to be an “Existing Tranche”, the Tranche C Revolving Commitments established hereby shall be deemed to be “Extended Revolving Commitments”, the  Tranche C Revolving Loans established hereby shall be deemed to be “Extended Revolving Loans”, the Lenders with such Tranche C Revolving Commitments shall be deemed to be “Extending Lenders” and the Tranche C Revolving Maturity Date shall be deemed to be an “Extended Maturity Date”, in each case under and as defined in subsection 2.5 of the Revolving Credit Agreement.

(d)                                 As used herein, the term “Revolving Commitment Converted Amount” shall mean, with respect to any Existing Revolving Commitments and the related Existing Revolving Loans of any Lender that became a party to this Extension Amendment by submitting to the Administrative Agent a signature page to this Extension Amendment offering to convert all or a portion of such Lender’s Existing Revolving Commitments and related Existing Revolving Loans into Tranche C Revolving Commitments and related Tranche C Revolving Loans (the principal amount of such Existing Revolving Commitments submitted for conversion by such Lender as set forth on its signature page to this Extension Amendment, the “Submitted Amount” of such Lender), an amount equal to the Submitted Amount of such Lender.

(e)                                  Each Borrower agrees that, upon the request to the Administrative Agent by any Extending Lender in connection with this Extension Amendment made on or prior to the Extension Effective Date, in order to evidence such Lender’s Revolving Loans, such Borrower will execute and deliver to such Lender one or more promissory notes substantially in the form of Exhibit A-1 or A-2 to the Revolving Credit Agreement, as applicable, with appropriate insertions as to payee, date, principal amount and Maturity Date; provided that such Lender shall return to the Parent Borrower any Revolving Note previously delivered to such Lender pursuant to the Revolving Credit Agreement.

(f)                                    Except as expressly provided in this Extension Amendment or in the Revolving Credit Agreement (after giving effect to this Extension Amendment), the terms of the Tranche C Revolving Commitments and Tranche C Revolving Loans shall be identical to those applicable to the Tranche B Revolving Commitments and the Tranche B Revolving Loans.

SECTION TWO                                                           Extension Effective Date Amendments. Each of the parties hereto hereby acknowledges, agrees and consents that the Revolving Credit Agreement will be amended as provided in this Section, effective as of the Extension Effective Date and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Revolving Commitment or Revolving Loan subject to such consent):

(a)                                  The following definitions shall be added in proper alphabetical sequence to subsection 1.1 of the Revolving Credit Agreement:

(i)             “Extension Amendment No. 1”:  that certain Extension Amendment No. 1 to the Revolving Credit Agreement, which amends this Agreement, dated as of January 30, 2012, among the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Issuing Banks, the Swing Line Lender and the Lenders party thereto, pursuant to which the Tranche C Revolving Commitments and Tranche C Revolving Loans were established.

(ii)          “Extension Amendment No. 1 Effective Date”:  February 13, 2012, the first Business Day on which all conditions precedent set forth in Section 7(b) of Extension Amendment No. 1 are satisfied.

(iii)       “Tranche C Revolving Commitment”:  as to any Lender, its obligation to make Tranche C Revolving Loans to, and/or make or participate in Swing Line Loans made to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Tranche C Revolving Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche C Revolving Commitment assigned to such Assignee pursuant to subsection 10.6(b) (in each case as such amount may be adjusted from time to time as provided herein):  collectively, as to all the Lenders, the “Tranche C Revolving Commitments”.  The amount of the aggregate Tranche C Revolving Commitments of the Lenders as of the Extension Amendment No 1. Effective Date is $260,096,969.72.

(iv)      “Tranche C Revolving Commitment Period”:  the period from and including the Closing Date to but not including the Tranche C Revolving Maturity Date, or such earlier date as the Tranche C Revolving Commitments shall terminate as provided herein.

(v)         “Tranche C Revolving Lender”: each Lender with a Tranche C Revolving Commitment.

(vi)      “Tranche C Revolving Loans”:  a Revolving Loan made by a Lender pursuant to such Lender’s Tranche C Revolving Commitment.

(vii)   “Tranche C Revolving Maturity Date”:  January 31, 2017; provided that, if more than $100,000,000 in principal amount of Term Loans having a maturity on or prior to July 24, 2014 are outstanding as of April 24, 2014, the Tranche C Revolving Maturity Date shall be April 24, 2014.

(b)                                 The definition of “Revolving Commitment Period” is hereby amended by replacing the words “Tranche B” with the words “Tranche C”.

(c)                                  Subsection 2.4(a) is hereby amended by replacing the words “Tranche B Maturity Date” with the words “Tranche C Revolving Maturity Date”.

(d)                                 Subsection 2.6(a)(i) is hereby amended by (i) replacing the words “Tranche B Revolving Commitment Period” with the words “Tranche C Revolving Commitment Period” in the first sentence thereof; (ii) replacing the words “Tranche B Revolving Maturity Date” with the words “Tranche C Revolving Maturity Date” in the first sentence thereof; (iii) replacing the words “Tranche B Revolving Maturity Date” with the words “Tranche C Revolving Maturity Date” in the first place where such words appear in the second sentence thereof; and (iv) restating the proviso to the second sentence thereof in its entirety as follows:

“provided that, subject to the foregoing clause (ii), (x) if on the date that is five Business Days prior to the Tranche A Revolving Maturity Date, the aggregate of the Tranche B Revolving Commitments, Tranche C Revolving Commitments and other Extended Revolving Commitments of all the Lenders then in effect is less than the sum of the L/C Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Swing Line Loans, Tranche B Revolving Loans, Tranche C Revolving Loans and other Extended Revolving Loans then outstanding, then on such date the Administrative Agent will give notice to such effect to Parent Borrower and the Borrowers will, as soon as practicable but in any event within five Business Days of making such determination, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent, as shall be necessary to cause the aggregate of the Tranche B Revolving Commitments, Tranche C Revolving Commitments and other Extended Revolving Commitments of all the Lenders then in effect to equal or exceed the sum of the L/C Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Swing Line Loans, Tranche B Revolving Loans, Tranche C Revolving Loans and other Extended Revolving Loans then outstanding and (y) if on the date that is five Business Days prior to the Tranche B Revolving Maturity Date, the aggregate of the Tranche C Revolving Commitments and any other Extended Revolving Commitments of all the Lenders then in effect is less than the sum of the L/C Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Swing Line Loans, Tranche C Revolving Loans and any other Extended Revolving Loans then outstanding, then on such date the Administrative Agent will give notice to such effect to Parent Borrower and the Borrowers will, as soon as practicable but in any event within five Business Days of making such determination, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent, as shall be necessary to cause the aggregate of the Tranche C Revolving Commitments and any other Extended Revolving Commitments of all the Lenders then in effect to equal or exceed the sum of the L/C Obligations then outstanding (after giving effect to any maturity of any Letter of Credit on such date) plus the aggregate principal amount of all Swing Line Loans, Tranche C Revolving Loans and any other Extended Revolving Loans then outstanding”

(e)                                  Subsection 2.6(b)(i) is hereby amended by replacing the words “Tranche B” with the words “Tranche C” in each place such words appear in such subsection.

(f)                                    Subsection 2.6(c) is hereby amended by replacing the words “Tranche B” with the words “Tranche C” in each place such words appear in such subsection.

(g)                                 Subsection 2.6(d)(iv) is hereby amended and restated in its entirety as follows:

“(iv)                        For the avoidance of doubt, subject to subsection 3.15, (x) on the Tranche A Revolving Maturity Date, the aggregate amount of participations in Letters of Credit held by Tranche A Revolving Lenders shall be deemed to be reallocated to the Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, so that participations of the Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, in outstanding Letters of Credit shall be in proportion to their respective Tranche B Revolving Commitments, Tranche C Revolving Commitments and other Extended Revolving Commitments, as applicable; provided, however, (A) such reallocation shall be only to the extent the sum of the Aggregate Outstanding Revolving Credit of all Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, does not exceed the total of all such Lenders’ Commitments (after giving effect to any Extension of Credit, any repayment of any Loan and any maturity of any Letter of Credit on such date) and (B) there shall be no such reallocation of participations in Letters of Credit to Tranche B Revolving Lenders, Tranche C Revolving Lenders or other Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche A Revolving Maturity Date and such acceleration has not been rescinded and (y) on the Tranche B Revolving Maturity Date, the aggregate amount of participations in Letters of Credit held by Tranche B Revolving Lenders shall be deemed to be reallocated to the Tranche C Revolving Lenders and any other Extending Lenders so that participations of the Tranche C Revolving Lenders and any other Extending Lenders in outstanding Letters of Credit shall be in proportion to their respective Extended Revolving Commitments; provided, however, (A) such reallocation shall be only to the extent the sum of the Aggregate Outstanding Revolving Credit of all Tranche C Revolving Lenders and other Extending Lenders, if any, does not exceed the total of all such Lenders’ Commitments (after giving effect to any Extension of Credit, any repayment of any Loan and any maturity of any Letter of Credit on such date) and (B) there shall be no such reallocation of participations in Letters of Credit to Tranche C Revolving Lenders or Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche B Revolving Maturity Date and such acceleration has not been rescinded.”

(h)                                 Subsection 2.7(a) is hereby amended by replacing the words “Tranche B” with the words “Tranche C” in each place such words appear in such subsection.

(i)                                     Subsection 2.7(b) is hereby amended by replacing the words “Tranche B Revolving Maturity Date” with the words “Tranche C Revolving Maturity Date” in the second sentence of such subsection.

(j)                                     Subsection 2.7(d) is hereby amended by (i) replacing the parenthetical “(other than a termination of the Tranche A Revolving Commitments on the Tranche A Revolving Maturity Date)” with the parenthetical “(other than a termination of the Tranche A Revolving Commitments on the Tranche A Revolving Maturity Date or a termination of the Tranche B Revolving Commitments on the Tranche B Revolving Maturity Date)” and (ii) replacing the parenthetical “(other than the Tranche A Maturity Date)” with the parenthetical “(other than the Tranche A Maturity Date or the Tranche B Revolving Maturity Date)” in each place it appears in such subsection.

(k)                                  Subsection 2.7(g) is hereby amended and restated in its entirety as follows:

“(g)                           For the avoidance of doubt and subject to subsection 3.15, (x) on the Tranche A Revolving Maturity Date, the aggregate amount of participations in Swing Line Loans held by Tranche A Revolving Lenders shall be deemed to be reallocated to the Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, so that participations of the Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, in outstanding Swing Line Loans shall be in proportion to their respective Tranche B Revolving Commitments, Tranche C Revolving Commitments and other Extended Revolving Commitments, as applicable; provided, however, (A) such reallocation shall be only to the extent the sum of the Aggregate Outstanding Revolving Credit of all Tranche B Revolving Lenders, Tranche C Revolving Lenders and other Extending Lenders, if any, does not exceed the total of all such Lenders’ Commitments (after giving effect to any Extension of Credit, any repayment of any Loan and any maturity of any Letter of Credit on such date) and (B) there shall be no such reallocation of participations in Swing Line Loans to Tranche B Revolving Lenders, Tranche C Revolving Lenders or other Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche A Revolving Maturity Date and such acceleration has not been rescinded and (y) on the Tranche B Revolving Maturity Date, the aggregate amount of participations in Swing Line Loans held by Tranche B Revolving Lenders shall be deemed to be reallocated to the Tranche C Revolving Lenders and any other Extending Lenders so that participations of the Tranche C Revolving Lenders and any other Extending Lenders in outstanding Swing Line Loans shall be in proportion to their respective Extended Revolving Commitments; provided, however, (A) such reallocation shall be only to the extent the sum of the Aggregate Outstanding Revolving Credit of all Tranche C Revolving Lenders and other Extending Lenders, if any, does not exceed the total of all such Lenders’ Commitments (after giving effect to any Extension of Credit, any repayment of any Loan and any maturity of any Letter of Credit on such date) and (B) there shall be no such reallocation of participations in Swing Line Loans to Tranche C Revolving Lenders or any other Extending Lenders in the event the maturity of the Revolving Loans has been accelerated on or prior to the Tranche B Revolving Maturity Date and such acceleration has not been rescinded.”

(l)                                     Schedule A to the Revolving Credit Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this Extension Amendment.

(m)                               The Administrative Agent is hereby authorized to prepare Schedule A to this Extension Amendment, reflecting the Tranche A Revolving Commitments, Tranche B Revolving Commitments and Tranche C Revolving Commitments after giving effect to the conversion of Revolving Commitments pursuant to this Extension Amendment.

SECTION THREE                                                  Additional Amendments.  Each of the parties hereto hereby acknowledges, agrees and consents that the Revolving Credit Agreement will be amended as provided in this Section, effective as of the Additional Amendment Effective Time and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Revolving Commitment or Revolving Loan subject to such consent):

(a)                                  The following definitions shall be added in proper alphabetical sequence to subsection 1.1 of the Revolving Credit Agreement:

(i)             “Consenting Lender”:  any Lender party to Extension Amendment No. 1 and any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan.

(ii)          “Distressed Lender”: any Defaulting Lender and any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

(iii)       “L/C Commitment Amount”:  as to the Primary Issuing Bank, the Primary L/C Commitment Amount and as to the Secondary Issuing Bank, the Secondary L/C Commitment Amount.

(iv)      “Lender Default”: (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender) to make available its portion of any incurrence of Loans or reimbursement obligations, which refusal or failure is not cured within one (1) Business Day after the date of such refusal or failure, (b) the failure of any Lender (including any Agent in its capacity as Lender) to pay over to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its capacity as Lender) has notified the Parent Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its capacity as Lender) has failed, within ten (10) Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations hereunder or (e) an Agent or a Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to a Lender-Related Distress Event.

(v)                                 “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or Lender or any person that directly or indirectly controls such Agent or Lender by a Governmental Authority or an instrumentality thereof.

(vi)                              “Non-Distressed Lender”: any Lender other than a Distressed Lender.

(vii)                           “Primary Issuing Bank”:  Citibank, N.A. or any Affiliate thereof, in its capacity as issuer of any Letter of Credit.

(viii)                        “Primary L/C Commitment Amount”:  $50.0 million.

(ix)                                “Revolving Exposure”: at any time the aggregate principal amount at such time of all outstanding Revolving Loans. The Revolving Exposure of any Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Revolving Exposure at such time.

(x)                                   “Secondary Issuing Bank”:  JPMorgan Chase Bank, N.A. or any Affiliate thereof, in its capacity as issuer of any Letter of Credit.

(xi)                                “Secondary L/C Commitment Amount”:  $25.0 million.

(xii)                             “Swing Line Exposure”: at any time the aggregate principal amount at such time of all outstanding Swing Line Loans. The Swing Line Exposure of any Revolving Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Swing Line Exposure at such time.

(b)                                 The following definitions are hereby amended and restated in their entirety as follows:

(i)                                     “CDR” means Clayton, Dubilier & Rice, LLC and any successor in interest thereto, or any successor to CDR’s investment management business.

(ii)                                  “Maturity Date”:  with respect to the Tranche A Revolving Loans and Tranche A Revolving Commitments, the Tranche A Revolving Maturity Date; with respect to the Tranche B Revolving Loans and Tranche B Revolving Commitments, the Tranche B Revolving Maturity Date; with respect to the Tranche C Revolving Loans and Tranche C Revolving Commitments, the Tranche C Revolving Maturity Date; and with respect to other Extended Revolving Loans and the corresponding Extended Revolving Commitments, the applicable Extended Maturity Date, if any.

(iii)                               “Tranche B Revolving Maturity Date”:  July 24, 2014; provided that, if more than $100,000,000 in principal amount of Term Loans having a maturity on or prior to July 24, 2014 are outstanding as of April 24, 2014, the Tranche B Revolving Maturity Date shall be April 24, 2014.

(c)                                  The definition of “Disqualified Stock” is hereby amended by replacing the words “Tranche B” with the words “Tranche C”.

(d)                                 The definition of “GAAP” is hereby amended by inserting the words ““Capitalized Lease Obligation,”” immediately following the words ““Capital Expenditures,”” in the first parenthetical of such definition.

(e)                                  The definition of “Revolving Commitment Percentage” is hereby amended by inserting the words “; provided that for purposes of subsection 3.8(d)(iii) and (iv), “Revolving Commitment Percentage” shall mean the percentage of the aggregate Revolving Commitments (disregarding the Revolving Commitment of any Distressed Lender to the extent its Swing Line Exposure or L/C Obligations are reallocated to the Non-Distressed Lenders) constituted by such Lender’s Revolving Commitment” at the end of such definition.

(f)                                    The first proviso to the first sentence of subsection 2.6(a)(i) is hereby amended and restated in its entirety as follows:

“provided that (x) no Issuing Bank shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations in respect of Letters of Credit issued by it would exceed its L/C Commitment Amount or (ii) the Aggregate Outstanding Revolving Credit of all the Lenders would exceed the Revolving Commitments of all the Lenders then in effect and (y) a Letters of Credit shall be issued (i) solely by the Primary Issuing Bank, unless the L/C Obligations in respect of Letters of Credit issued by the Primary Issuing Bank would exceed the Primary L/C Commitment Amount after giving effect to the issuance of such Letter of Credit, and (ii) thereafter and only for so long as the L/C Obligations in respect of Letters of Credit issued by the Primary Issuing Bank would exceed the Primary L/C Commitment Amount after giving effect to the issuance of such Letter of Credit, by the Secondary Issuing Bank;”

(g)                                 Subsection 2.7(d) is hereby amended by replacing the words “Tranche A Maturity Date” with the words “Tranche A Revolving Maturity Date” in each place they appear in such subsection.

(h)                                 Subsection 3.8(c) is hereby amended and restated in its entirety as follows:

“(c)                                                    Notwithstanding anything contained in this Agreement,  if at any time a Lender shall not make a Revolving Loan required to be made by it hereunder (any such Lender, a “Defaulting Lender”), the following provisions shall apply:

(i)                                     In determining the Required Lenders, any Lender that at the time is a Defaulting Lender (and the Revolving Loans and/or Revolving Commitment of such Defaulting Lender) shall be excluded and disregarded.  No commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(ii)                                  If at any time any Borrower shall be required to make any payment under any Loan Document to or for the account of a Defaulting Lender, then such Borrower, so long as it is then permitted to borrow Revolving Loans hereunder, may set off and otherwise apply its obligation to make such payment against the obligation of such Defaulting Lender to make such Defaulted Loan.  In such event, the amount so set off and otherwise applied shall be deemed to constitute a Revolving Loan by such Defaulting Lender made on the date of such set-off and included within any borrowing of Revolving Loans as the Administrative Agent may reasonably determine.  Notwithstanding the foregoing, the provisions of subsection 3.8(d)(v) below, to the extent applicable, shall supersede the provisions of this clause (ii).

(iii)                               If, with respect to any Defaulting Lender, which for the purposes of this subsection 3.8(c)(iii), shall include any Lender that has taken any action or become the subject of any action or proceeding of a type described in subsection 8(f), any Borrower shall be required to pay any amount under any Loan Document to or for the account of such Defaulting Lender, then such Borrower, so long as it is then permitted to borrow Revolving Loans hereunder, may satisfy such payment obligation by paying such amount to the Administrative Agent, to be (to the extent permitted by applicable law and to the extent not utilized by the Administrative Agent to satisfy obligations of the Defaulting Lender owing to it) held by the Administrative Agent in escrow pursuant to its standard terms (including as to the earning of interest), and applied (together with any accrued interest) by it from time to time to make any Revolving Loans or other payments as and when required to be made by such Defaulting Lender hereunder.  Notwithstanding the foregoing, the provisions of subsection 3.8(d)(v) below, to the extent applicable, shall supersede the provisions of this clause (iii).

(i)                                     A new subsection 3.8(d) is hereby added to read in its entirety as follows:

“(d)                                                   Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Distressed Lender, then the following provisions shall apply for so long as such Lender is a Distressed Lender:

(i)                                     with respect to any Distressed Lender that is a Consenting Lender, no commitment fee shall accrue for the account of such Distressed Lender so long as such Lender shall be a Distressed Lender;

(ii)                                  the Parent Borrower shall have the right, at its sole expense and effort (i) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the

Parent Borrower to each become a substitute Lender and assume all or part of the Commitment of any Distressed Lender and the Parent Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Distressed Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) so long as no Event of Default under subsection 8.1(a) or 8.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, to prepay the Loans and, at the Parent Borrower’s option, terminate the Commitments of such Distressed Lender, in whole or in part, without premium or penalty; provided that no such termination of Commitments shall be permitted pursuant to this clause (ii) if, after giving effect thereto and to any Extension of Credit, any repayment of any Loan and any maturity of any Letter of Credit on the effective date thereof, the aggregate principal amount of the Loans then outstanding, when added to the sum of the then outstanding L/C Obligations (other than any L/C Obligations that have been cash collateralized in accordance with subsection 3.8(d)(iii)(B)), would exceed the Revolving Commitments then in effect;

(iii)                               if any Swing Line Exposure exists or any L/C Obligations exist at the time a Lender becomes a Distressed Lender then:

(A)                              all or any part of such Swing Line Exposure and L/C Obligations shall be reallocated among the Non-Distressed Lenders in accordance with their respective Revolving Commitment Percentages but only to the extent the sum of all Non-Distressed Lenders’ Revolving Exposures plus such Distressed Lender’s Swing Line Exposure and L/C Obligations does not exceed the total of all Non-Distressed Lenders’ Commitments;

(B)                                if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) prepay such Distressed Lender’s Swing Line Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) and (y) cash collateralize such Distressed Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (A) above) on terms reasonably satisfactory to the Administrative Agent for so long as such L/C Obligations are outstanding;

(C)                                if any portion of such Distressed Lender’s L/C Obligations is cash collateralized pursuant to clause (B) above, the Borrowers shall not be required to pay the L/C Facing Fee for participation with respect to such portion of such Distressed Lender’s L/C Obligations so long as it is cash collateralized;

(D)                               (x) if such Distressed Lender is a Consenting Lender, if any portion of such Distressed Lender’s L/C Obligations is reallocated to the Non-Distressed Lenders pursuant to clause (A) above, then the letter of credit commission with respect to such portion shall be allocated among the Non-Distressed Lenders in accordance with their Revolving Commitment Percentages and (y) if such Distressed Lender is not a Consenting Lender, if any portion of such Distressed Lender’s L/C Obligations is reallocated to the Non-Distressed Lenders pursuant to clause (A) above, then the Parent Borrower shall pay to the Administrative Agent for the account of the Non-Distressed Lenders an amount equal to the letter of credit commission with respect to such portion, which amount shall be allocated among the Non-Distressed Lenders in accordance with their Revolving Commitment Percentages and shall be payable on the date the relevant letter of credit commission is payable pursuant to subsection 2.6(c)(i) (it being understood and agreed that amounts payable pursuant to this clause (y) shall be in addition to amounts payable pursuant to subsection 2.6(c)(i)); or

(E)                                 (x) if such Distressed Lender is a Consenting Lender, if any portion of such Distressed Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this subsection 3.8(d)(iii), then, without prejudice to any rights or remedies of the Issuing Bank or any Revolving Lender hereunder, the letter of credit commission payable with respect to such portion of such Distressed Lender’s L/C Obligations shall be payable to the Issuing Bank until such L/C Obligations are cash collateralized and/or reallocated and (y) if such Distressed Lender is not a Consenting Lender, if any portion of such Distressed Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this subsection 3.8(d)(iii), then, without prejudice to any rights or remedies of the Issuing Bank or any Revolving Lender hereunder, the Parent Borrower shall pay an amount equal to the letter of credit commission payable with respect to such portion of such Distressed Lender’s L/C Obligations to the Issuing Bank until such L/C Obligations are cash collateralized and/or reallocated, which amount shall be payable on the date the relevant letter of credit commission is payable pursuant to subsection 2.6(c)(i) (it being understood and agreed that amounts payable pursuant to this clause (y) shall be in addition to amounts payable pursuant to subsection 2.6(c)(i));

(iv)                              so long as any Lender is a Distressed Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and each Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the related exposure will be 100% covered by the Revolving Commitments of the Non-Distressed Lenders and/or cash collateralized on terms reasonably satisfactory to the Administrative Agent, and participations in any such newly issued or increased Letter of Credit or newly made Swing Line Loan shall be allocated among Non-Distressed Lenders in accordance with their respective Revolving Commitment Percentages (and Distressed Lenders shall not participate therein);

(v)                                 any amount payable hereunder to such Distressed Lender that is a Consenting Lender (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Distressed Lender pursuant to subsection 10.7) may, in lieu of being distributed to such Distressed Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Distressed Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Distressed Lender to any Issuing Bank or the Swing Line

Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Swing Line Loan or Letter of Credit in respect of which such Distressed Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Parent Borrower, held in such account as cash collateral for future funding obligations of the Distressed Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by a Borrower or any Lender against such Distressed Lender as a result of such Distressed Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Distressed Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of amounts drawn on Letters of Credit in respect of which a Distressed Lender has funded its participation obligations and (y) made at a time when the conditions set forth in subsection 5.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Non-Distressed Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Distressed Lender; and

(vi)                              in the event that the Administrative Agent, the Parent Borrower, each applicable Issuing Bank or the Swing Line Lender, as the case may be, each agrees that a Distressed Lender has adequately remedied all matters that caused such Lender to be a Distressed Lender, then the Swing Line Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Commitment Percentage. The rights and remedies against a Distressed Lender under this subsection 3.8(d) are in addition to other rights and remedies that the Borrowers, the Administrative Agent, the Issuing Banks, the Swing Line Lender and the Non-Distressed Lenders may have against such Distressed Lender. The arrangements permitted or required by this subsection 3.8(d) shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.

Notwithstanding anything to the contrary in this agreement, prepayments pursuant to subsection 3.8(d)(ii) shall not be subject to the provisions of subsection 3.8(a).”

(i)                                     Subsection 9.10 is hereby amended by inserting the words “(i) the Administrative Agent or the Revolving Collateral Agent may be removed by the Required Lenders if the Administrative Agent, the Revolving Collateral Agent, or a controlling affiliate of the Administrative Agent or the Revolving Collateral Agent is a Distressed Lender and (ii)” immediately following the words “Subject to the appointment of a successor as set forth herein,” in the first sentence thereof.

(j)                                     Subsection 10.7(a) is hereby amended by (i) inserting the words “or by reason of” following the words “except pursuant to” therein and (ii) inserting “3.8(c), 3.8(d),” following the text “3.4,” therein.

SECTION FOUR                                                        Additional 100% Amendments.  Each of the parties hereto hereby acknowledges, agrees and consents that the Revolving Credit Agreement will be amended as provided in this Section, effective as of the Additional 100% Amendment Effective Time and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Revolving Commitment or Revolving Loan subject to such consent):

(a)                                  The following definitions shall be added in proper alphabetical sequence to subsection 1.1 of the Revolving Credit Agreement:

(i)                                     “Lender Default”: (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender) to make available its portion of any incurrence of Loans or reimbursement obligations, which refusal or failure is not cured within one (1) Business Day after the date of such refusal or failure, (b) the failure of any Lender (including any Agent in its capacity as Lender) to pay over to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its capacity as Lender) has notified the Parent Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its capacity as Lender) has failed, within ten (10) Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations hereunder or (e) an Agent or a Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to a Lender-Related Distress Event.

(ii)                                  “L/C Commitment Amount”:  as to the Primary Issuing Bank, the Primary L/C Commitment Amount and as to the Secondary Issuing Bank, the Secondary L/C Commitment Amount.

(iii)                               “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or Lender or any person that directly or indirectly controls such Agent or Lender by a Governmental Authority or an instrumentality thereof.

(iv)                              “Non-Defaulting Lender”: any Lender other than a Defaulting Lender.

(v)                                 “Primary Issuing Bank”:  Citibank, N.A. or any Affiliate thereof, in its capacity as issuer of any Letter of Credit.

(vi)                              “Primary L/C Commitment Amount”:  $50.0 million.

(vii)                           “Revolving Exposure”: at any time the aggregate principal amount at such time of all outstanding Revolving Loans. The Revolving Exposure of any Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Revolving Exposure at such time.

(viii)                        “Secondary Issuing Bank”:  JPMorgan Chase Bank, N.A. or any Affiliate thereof, in its capacity as issuer of any Letter of Credit.

(ix)                                “Secondary L/C Commitment Amount”:  $25.0 million.

(x)                                   “Swing Line Exposure”: at any time the aggregate principal amount at such time of all outstanding Swing Line Loans. The Swing Line Exposure of any Revolving Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Swing Line Exposure at such time.

(b)                                 The following definitions are hereby amended and restated in their entirety as follows:

(i)                                     “CDR” means Clayton, Dubilier & Rice, LLC and any successor in interest thereto, or any successor to CDR’s investment management business.

(ii)                                  “Defaulting Lender”: any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

(iii)                               “Maturity Date”:  with respect to the Tranche A Revolving Loans and Tranche A Revolving Commitments, the Tranche A Revolving Maturity Date; with respect to the Tranche B Revolving Loans and Tranche B Revolving Commitments, the Tranche B Revolving Maturity Date; with respect to the Tranche C Revolving Loans and Tranche C Revolving Commitments, the Tranche C Revolving Maturity Date; and with respect to other Extended Revolving Loans and the corresponding Extended Revolving Commitments, the applicable Extended Maturity Date, if any.

(iv)                              “Tranche B Revolving Maturity Date”:  July 24, 2014; provided that, if more than $100.0 million in principal amount of Term Loans having a maturity on or prior to July 24, 2014 are outstanding as of April 24, 2014, the Tranche B Revolving Maturity Date shall be April 24, 2014.

(c)                                  The definition of “Disqualified Stock” is hereby amended by replacing the words “Tranche B” with the words “Tranche C”.

(d)                                 The definition of “GAAP” is hereby amended by inserting the words ““Capitalized Lease Obligation,”” immediately following the words ““Capital Expenditures,”” in the first parenthetical of such definition.

(e)                                  The definition of “Required Lenders” is hereby amended by inserting the words “; provided that the Revolving Commitments (or the Aggregate Outstanding Revolving Credit) held or deemed held by Defaulting Lenders shall be excluded for purposes of making a determination of Required Lenders” at the end of such definition.

(f)                                    The definition of “Revolving Commitment Percentage” is hereby amended by inserting the words “; provided that for purposes of subsection 3.8(c)(iv) and (v), “Revolving Commitment Percentage” shall mean the percentage of the aggregate Revolving Commitments (disregarding the Revolving Commitment of any Defaulting Lender to the extent its Swing Line Exposure or L/C Obligations are reallocated to the Non-Defaulting Lenders) constituted by such Lender’s Revolving Commitment” at the end of such definition.

(g)                                 The definition of “Supermajority Lenders” is hereby amended by inserting the words “; provided that the Revolving Commitments (or the Aggregate Outstanding Revolving Credit) held or deemed held by Defaulting Lenders shall be excluded for purposes of making a determination of Supermajority Lenders” at the end of such definition.

(h)                                 The first proviso to the first sentence of subsection 2.6(a)(i) is hereby amended and restated in its entirety as follows:

“provided that (x) no Issuing Bank shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations in respect of Letters of Credit issued by it would exceed its L/C Commitment Amount or (ii) the Aggregate Outstanding Revolving Credit of all the Lenders would exceed the Revolving Commitments of all the Lenders then in effect and (y) a Letters of Credit shall be issued (i) solely by the Primary Issuing Bank, unless the L/C Obligations in respect of Letters of Credit issued by the Primary Issuing Bank would exceed the Primary L/C Commitment Amount after giving effect to the issuance of such Letter of Credit, and (ii) thereafter and only for so long as the L/C Obligations in respect of Letters of Credit issued by the Primary Issuing Bank would exceed the Primary L/C Commitment Amount after giving effect to the issuance of such Letter of Credit, by the Secondary Issuing Bank;”

(i)                                     Subsection 2.7(d) is hereby amended by replacing the words “Tranche A Maturity Date” with the words “Tranche A Revolving Maturity Date” in each place they appear in such subsection.

(j)                                     Subsection 3.8(c) is hereby amended and restated in its entirety as follows:

“(c)                            Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i)                                     no commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender;

(ii)                                  in determining the Required Lenders or Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the Revolving Loans and/or Revolving Commitment of such Defaulting Lender) shall be excluded and disregarded;

(iii)                               the Parent Borrower shall have the right, at its sole expense and effort (i) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Parent Borrower to each become a substitute Lender and assume all or part of the Commitment of any Defaulting Lender and the Parent Borrower, the Administrative Agent and any such substitute Lender shall execute and deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) so long as no Event of Default under subsection 8.1(a) or 8.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, to prepay the Loans and, at the Parent Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty; provided that no such termination of Commitments shall be permitted pursuant to this clause (iii) if, after giving effect thereto and to any Extension of Credit, any prepayment of any Loan and any maturity of any Letter of Credit on the effective date thereof, the aggregate principal amount of the Loans then outstanding, when added to the sum of the then outstanding L/C Obligations (other than any L/C Obligations that have been cash collateralized in accordance with subsection 3.8(c)(iv)(B)), would exceed the Revolving Commitments then in effect;

(iv)                              if any Swing Line Exposure exists or any L/C Obligations exist at the time a Lender becomes a Defaulting Lender then:

(A)                              all or any part of such Swing Line Exposure and L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages but only to the extent the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swing Line Exposure and L/C Obligations does not exceed the total of all Non-Defaulting Lenders’ Commitments;

(B)                                if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) prepay such Defaulting Lender’s Swing Line Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) and (y) cash collateralize such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (A) above) on terms reasonably satisfactory to the Administrative Agent for so long as such L/C Obligations are outstanding;

(C)                                if any portion of such Defaulting Lender’s L/C Obligations is cash collateralized pursuant to clause (B) above, the Borrowers shall not be required to pay the L/C Facing Fee for participation with respect to such portion of such Defaulting Lender’s L/C Obligations so long as it is cash collateralized;

(D)                               if any portion of such Defaulting Lender’s L/C Obligations is reallocated to the Non-Defaulting Lenders pursuant to clause (A) above, then the letter of credit commission with respect to such portion shall be allocated among the Non-Defaulting Lenders in accordance with their Revolving Commitment Percentages; or

(E)                                 if any portion of such Defaulting Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this subsection 3.8(c)(iv), then, without prejudice to any rights or remedies of the Issuing Bank or any Revolving Lender hereunder, the letter of credit commission payable with respect to such portion of such Defaulting Lender’s L/C Obligations shall be payable to the Issuing Bank until such L/C Obligations are cash collateralized and/or reallocated;

(v)                   so long as any Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and each Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the related exposure will be 100% covered by the Revolving Commitments of the Non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory to the Administrative Agent, and participations in any such newly issued or increased Letter of Credit or newly made Swing Line Loan shall be allocated among Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (and Defaulting Lenders shall not participate therein); and

(vi)                any amount payable hereunder to such Defaulting Lender (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to subsection 10.7) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to any Issuing Bank or the Swing Line Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Swing Line Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Parent Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by a Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of amounts drawn on Letters of Credit in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in subsection 5.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender.

(vii)             In the event that the Administrative Agent, the Parent Borrower, each applicable Issuing Bank or the Swing Line Lender, as the case may be, each agrees that a Defaulting

Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Commitment Percentage. The rights and remedies against a Defaulting Lender under this subsection 3.8(c) are in addition to other rights and remedies that the Borrowers, the Administrative Agent, the Issuing Banks, the Swing Line Lender and the Non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this subsection 3.8(c) shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.

Notwithstanding anything to the contrary in this agreement, prepayments pursuant to subsection 3.8(c)(iii) shall not be subject to the provisions of subsection 3.8(a).”

(k)                                  Subsection 9.10 is hereby amended by inserting the words “(i) the Administrative Agent or the Revolving Collateral Agent may be removed by the Required Lenders if the Administrative Agent, the Revolving Collateral Agent, or a controlling affiliate of the Administrative Agent or the Revolving Collateral Agent is a Defaulting Lender and (ii)” immediately following the words “Subject to the appointment of a successor as set forth herein,” in the first sentence thereof.

(l)                                     Subsection 10.7(a) is hereby amended by (i) inserting the words “or by reason of” following the words “except pursuant to” therein and (ii) inserting “3.8(c),” following the text “3.4,” therein.

SECTION FIVE                                                               Subsection 10.1(e) Amendment.  Each of the parties hereto hereby acknowledges, agrees and consents that the Revolving Credit Agreement will be amended as provided in this Section, effective as of the Subsection 10.1(e) Amendment Effective Time and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Revolving Commitment or Revolving Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Revolving Commitment or Revolving Loan subject to such consent):

(a)                                  Subsection 10.1(e) is hereby amended by

(i)                                     inserting “(A)” following the first occurrence of the words “the Non-Consenting Lender,” in the first sentence thereof;

(ii)                                  inserting the following words at the end of the first sentence thereof:

“or (B) so long as no Event of Default under subsection 8.1(a) or 8.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, prepay the Loans and, at the Parent Borrower’s option, terminate the Commitments of such Non-Consenting Lender, in whole or in part, subject to subsection 3.12, without premium or penalty; provided that no such termination of Commitments shall be permitted pursuant to this clause (B) if, after giving effect thereto and to any Extension of Credit, any prepayment of any Loan and any maturity of any Letter of Credit on the effective date thereof, the aggregate principal amount of the Loans then outstanding, when added to the sum of the then outstanding L/C Obligations (other than any L/C Obligations that have been cash collateralized in accordance with subsection 3.8(d)(iii)(B)), would exceed the Revolving Commitments then in effect; and provided, further, that all obligations of the Parent Borrower owing to the Non-Consenting Lender relating to the Revolving Commitments, Revolving Loans and participations so prepaid or terminated shall be paid in full by the Parent Borrower to such Non-Consenting Lender concurrently with such prepayment and termination”;

(iii)                                             inserting the words “clause (A) of” immediately prior to the words “this subsection 10.1(e)” in the second sentence thereof; and

(iv)                                            inserting the following sentence at the end of such subsection:

“Notwithstanding anything to the contrary in this agreement, prepayments pursuant to this subsection 10.1(e) shall not be subject to the provisions of subsection 3.8(a).”

(b)                                 Subsection 10.7(a) is hereby amended by inserting “, 10.1(e) or 10.6” in lieu of the text “or 10.6” therein.

SECTION SIX                                                                     Additional Matters.

Pursuant to subsection 2.6(i) of the Revolving Credit Agreement, the Parent Borrower hereby designates, as of the Extension Effective Date, JPMorgan Chase Bank, N.A. (the “Secondary Issuing Bank”), which is currently a Lender under the Revolving Credit Agreement, as an Issuing Bank under the Revolving Credit Agreement, and the Secondary Issuing Bank is hereby appointed as an Issuing Bank under the Revolving Credit Agreement and shall be an Issuing Bank thereunder for all purposes.  The Secondary Issuing Bank hereby agrees to be an Issuing Bank and to issue from time to time, certain Letters of Credit for the account of the Borrowers under and pursuant to the terms of the Revolving Credit Agreement. The Administrative Agent hereby consents to the Secondary Issuing Bank acting as an Issuing Bank under and pursuant to the Revolving Credit Agreement.

SECTION SEVEN                                                   Conditions to Effectiveness.

(a)                                  This Extension Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts of this Extension Amendment executed by each of the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Swing Line Lender, each Issuing Bank (including the Secondary Issuing Bank) and the Extending Lenders party hereto; provided, that Sections 1, 2 and 6 of this Extension Amendment shall become effective only if the Extension Amendment Effective Date shall occur, Section 3 of this Extension Amendment shall become effective only if the Additional Amendment Effective Time shall occur (subject to the proviso in clause (c) below), Section 4 of this Extension Amendment shall become effective only if the Additional 100% Amendment Effective Time shall occur and Section 5 of this Extension Amendment shall become effective only if the

Section 10.1(e) Amendment Effective Time shall occur; provided further, that if the Extension Effective Date shall have not occurred on or prior to July 30, 2012, this Extension Amendment shall terminate and no longer be in effect.

(b)                                 Sections 1, 2 and 6 of this Extension Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Extension Effective Date”):

(i)                                     the Administrative Agent shall have received a favorable written opinion of Debevoise & Plimpton LLP, counsel to the Borrowers, addressed to the Administrative Agent, the Revolving Collateral Agent and each Lender, dated the Extension Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as are required pursuant to subsection 2.5(c) of the Revolving Credit Agreement; and

(ii)                                  the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the Parent Borrower shall have received gross cash proceeds of not less than $350,000,000 (calculated before applicable fees and original issue discount) from the proceeds of debt securities on or about the Extension Effective Date.

(c)                                  Section 3 of this Extension Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Additional Amendment Effective Time”):

(i)                                     the Administrative Agent shall have received counterparts of this Extension Amendment executed by each of the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Swing Line Lender, each Issuing Bank (including the Secondary Issuing Bank) and the Required Lenders; and

(ii)                                  the Extension Effective Date shall have occurred;

provided, that if the Additional 100% Amendment Effective Time shall have occurred, the amendments set forth in Section 3 of this Extension Amendment shall cease to be of any force or effect as of such Additional 100% Amendment Effective Time.

(d)                                 Section 4 of this Extension Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Additional 100% Amendment Effective Time”):

(i)                                     the Administrative Agent shall have received counterparts of this Extension Amendment executed by each of the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Swing Line Lender, each Issuing Bank (including the Secondary Issuing Bank) and all the Lenders; and

(ii)                                  the Extension Effective Date shall have occurred.

(e)                                  Section 5 of this Extension Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Section 10.1(e) Amendment Effective Time”):

(i)                                     the Administrative Agent shall have received counterparts of this Extension Amendment executed by each of the Loan Parties, the Administrative Agent, the Revolving Collateral Agent, the Swing Line Lender, each Issuing Bank (including the Secondary Issuing Bank) and the Required Lenders; and

(ii)                                  the Extension Effective Date shall have occurred.

The Administrative Agent shall give prompt notice in writing to the Parent Borrower of the occurrence of the Extension Effective Date, the Additional Amendment Effective Time, the Additional 100% Amendment Effective Time and the Section 10.1(e) Amendment Effective Time.

SECTION EIGHT                                                     Representations and Warranties.  In order to induce the Lenders party hereto to enter into this Extension Amendment, each Loan Party party hereto represents and warrants to each of the Lenders that as of the Extension Effective Date:

(a)                                  the execution, delivery and performance by such Loan Party of this Extension Amendment are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of such Loan Party’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

(b)                                 this Extension Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(c)                                  no Default or Event of Default has occurred and is continuing; and

(d)                                 all of the representations and warranties in Section 4 of the Revolving Credit Agreement are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on the date hereof.

SECTION NINE                                                            Acknowledgment and Consent.  Each of the Parent Borrower and each other Loan Party party hereto hereby acknowledges that it has reviewed the terms and provisions of the Revolving Credit Agreement and this Extension Amendment and consents to the amendments of the Revolving Credit Agreement effected pursuant to this Extension Amendment.  Each of the Parent Borrower and each other Loan Party party hereto hereby confirms that each Loan Document to which it is a party and all of its Collateral encumbered thereby will continue to guarantee or secure, as the case may be, as and to the extent provided therein, the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each of the Parent Borrower and each other Loan Party party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect, and that all of its obligations thereunder shall be valid and enforceable, in accordance with the terms thereof, and shall not be impaired or limited by the execution or effectiveness of this Extension Amendment.

SECTION TEN                                                                 Reference to and Effect on the Revolving Credit Agreement.  On and after giving effect to this Extension Amendment, each reference in the Revolving Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Revolving Credit Agreement, and each reference in each of the Loan Documents to “the Revolving Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended by this Extension Amendment.  The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this Extension Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Extension Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of any of the Loan Documents.

SECTION ELEVEN                                            Costs and Expenses.  The Borrowers agree to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Extension Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION TWELVE                                       Execution in Counterparts.  This Extension Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Extension Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Extension Amendment.

SECTION THIRTEEN                             Governing Law.  THIS EXTENSION AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS EXTENSION AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION FOURTEEN      Authorization to Enter into the Extension Amendment.

(a)           By executing and delivering this Extension Amendment, (i) the Lenders hereby authorize and direct the Administrative Agent and the Collateral Agent to execute and deliver this Extension Amendment and (ii) the Lenders hereby acknowledge and agree that the provisions of subsection 9.7 of the Revolving Credit Agreement will apply, mutatis mutandis, to the activities of the Administrative Agent and the Collateral Agent in connection with this Extension Amendment.

(b)           Each Lender party hereto hereby authorizes the Administrative Agent to (i) attach to this Extension Amendment any counterpart signature page of this Extension Amendment executed by a Lender at any time after the date hereof but no later than the third Business Day prior to the Extension Effective Date and (ii) insert the Extension Amendment No. 1 Effective Date into clause (a)(ii) of Section 2 of this Extension Amendment on the Extension Effective Date.  Furthermore, if any Lender agrees, after the date hereof but no later than the third Business Day prior to the Extension Effective Date, to convert any of the Existing Tranches of Revolving Commitments and related Revolving Loans held by such Lender into Tranche C Revolving Commitments and Tranche C Revolving Loans, each Lender party hereto hereby authorizes the Administrative Agent to (i) prepare a revised Schedule A to this Extension Amendment to reflect any such conversion of Revolving Commitments and related Revolving Loans into Tranche C Revolving Commitments and Tranche C Revolving Loans, and, on the Extension Effective Date, to attach such revised Schedule A to this Extension Amendment in lieu of Schedule A attached hereto on the date of this Extension Amendment and (ii) on the Extension Effective Date, revise clause (a)(iii) of Section 2 of this Extension Amendment by replacing the text “$235,096,969.72” therein with the amount of the aggregate Tranche C Revolving Commitments of the Lenders after giving effect to any such conversion of Revolving Commitments and related Revolving Loans into Tranche C Revolving Commitments and Tranche C Revolving Loans.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Extension Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

PARENT BORROWER:	THE SERVICEMASTER COMPANY

	By:	/s/ Mark W. Peterson
		Name:	Mark W. Peterson
		Title:	SVP and Treasurer

SUBSIDIARY U.S. BORROWERS:	TRUGREEN LIMITED PARTNERSHIP

	By:	TRUGREEN, INC., its general partner

	By:	/s/ Mark W. Peterson
		Name:	Mark W. Peterson
		Title:	SVP and Treasurer

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP

	By:	TERMINIX INTERNATIONAL, INC., its general partner

	By:	/s/ Mark W. Peterson
		Name:	Mark W. Peterson
		Title:	SVP and Treasurer

[Extension Amendment No. 1]

AGENT:	CITIBANK, N.A., as Administrative Agent, Revolving Collateral Agent, Issuing Bank and Swing Line Lender

	By:	/s/ Kirkwood Roland
		Name:	Kirkwood Roland
		Title:	Director and Vice President

[Extension Amendment No. 1]

ISSUING BANK:	JPMORGAN CHASE BANK, N.A., as Issuing Bank

	By:	/s/ Barry Bergman
		Name:	Barry Bergman
		Title:	Managing Director

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

	By:	/s/ David Noda
		Name:	David Noda
		Title:	Managing Director

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☒ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

BARCLAYS BANK PLC,
as a Lender

	By:	/s/ Michael Mozer
		Name:	Michael Mozer
		Title:	Vice President

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$24,848,484.86 principal amount of Tranche B Revolving Commitments

Name of Institution:

Citibank, N.A.,
as a Lender

	By:	/s/ David Leland
		Name:	David Leland
		Title:	Vice President

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$0 principal amount of Tranche B Revolving Commitments

BNP PARIBAS

,
as a Lender

By:	/s/ Bryan Bains
	Name:	Bryan Bains
	Title:	Vice President

By:	/s/ Toby Oldereid
	Name:	Toby Oldereid
	Title:	Vice President

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☒ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

	By:	/s/ Sathish Shanthan
		Name:	Sathish Shanthan
		Title:	Authorized Signatory

If two signatures are required:	By:	/s/ Deja Zazzarino
		Name:	Deja Zazzarino
		Title:	Authorized Signatory

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$25,000,000 principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

	By:	/s/ Mark Walton
		Name:	Mark Walton
		Title:	Authorized Signatory

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

Goldman Sachs Credit Partners LP,
as a Lender

	By:	/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☒ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

JPMorgan Chase Bank, N.A.,
as a Lender

	By:	/s/ Barry Bergman
		Name:	Barry Bergman
		Title:	Managing Director

If two signatures are required:	By:
Name:
Title:

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☒ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

General Electric Capital Corporation,
as a Lender

By:	/s/ Rebecca A. Ford
	Name:	Rebecca A. Ford
	Title:	Duly Authorized Signatory

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☐ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☐ All Initial Tranche B Revolving Commitments
$22,400,000.00 principal amount of Tranche B Revolving Commitments

Name of Institution:

NATIXIS,
as a Lender

	By:	/s/ Harold Birk
		Name:	Harold Birk
		Title:	Managing Director

If two signatures are required:	By:	/s/ Steven Eberhardt
		Name:	Steven Eberhardt
		Title:	Vice President

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Extension Election and Signature Page to Extension Amendment No. 1

The undersigned evidences its consent to the amendments reflected in Extension Amendment No. 1, including without limitation the Subsection 2.5 Additional Amendments set forth in Section 3, Section 4 and Section 5 thereof and if and only if it indicates such in the table below, hereby agrees to convert the amount of its Existing Revolving Commitments set forth below to Tranche C Revolving Commitments in accordance with Extension Amendment No. 1 on the Extension Effective Date:

Tranche of Existing Revolving Commitments

Amount to be Converted (indicate with “X” if you would like all of the applicable
Tranche of Revolving Commitments to be converted to Tranche C Revolving
Commitments or, if less than all, fill in the principal amount(1))

Tranche A Revolving Commitments	☒ All Initial Tranche A Revolving Commitments
$ principal amount of Tranche A Revolving Commitments

Tranche B Revolving Commitments	☒ All Initial Tranche B Revolving Commitments
$ principal amount of Tranche B Revolving Commitments

Name of Institution:

Deutsche Bank AG New York Branch,
as a Lender

	By:	/s/ Kevin Chichester
Name: Kevin Chichester
Title: Director

If two signatures are required:	By:	/s/ Robert M. Wood, Jr.
Name: Robert M. Wood, Jr.
Title: Director

(1) If the amount indicated above for any Tranche of Revolving Commitments is greater than the amount recorded in the Administrative Agent’s Register, the Lender shall be deemed to have converted all of its Revolving Commitments of such Tranche into Tranche C Revolving Commitments.  If an amount is indicated for any Tranche of which the Lender does not hold any Revolving Commitments, such request shall be disregarded.  A Lender who executes this signature page but does not make any election to convert any of its Revolving Commitments shall be deemed to have consented to the Subsection 2.5 Additional Amendments set forth in Extension Amendment No. 1 but to have declined to convert any of its Revolving Commitments.

[Extension Amendment No. 1]

Schedule A

to Extension Amendment No. 1 to Revolving Credit Agreement

Revolving Loan Commitments and Addresses

Name of Lender and	Revolving Commitment
Address for Notices	Tranche A	Tranche B	Tranche C
Bank of Tokyo-Mitsubishi UFJ Trust Company 777 South Figueroa Street Suite 600 Los Angeles, California 90017	$35,000,000.00

General Electric Capital Corporation 201 High Ridge Road Stanford, Connecticut 06927-5100	$35,000,000.00

Macquarie Bank Ltd Level 7 1 Martin Place Sydney Australia, 2000	$13,478,787.84

Goldman Sachs Credit Partners L.P. 85 Broad Street 25th Floor New York, New York 10004	$5,000,000.00

The Royal Bank of Scotland plc 42 St. Andrews Square Edinburgh Scotland United Kingdom	$35,000,000.00

BNP Paribas 787 Seventh Avenue 32nd Floor New York, New York 10019		$11,000,000.00

Cooeratieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” 245 Park Avenue		$28,000,000.00

New York, New York 10167

Citibank, N.A. 1615 Brett Road, Building III New Castle, Delaware 19720		$20,000,000.00	$24,848,484.86

Morgan Stanley Senior Funding, Inc. 1585 Broadway New York, New York 10036			$45,000,000.00

Goldman Sachs Lending Partners LLC 85 Broad Street New York, New York 10004			$25,000,000.00

Deutsche Bank AG New York Branch 31 West 52nd Street New York, New York 10019			$25,000,000

Barclays Bank plc 452 Fifth Avenue 28th Floor-Tax Dept. New York, New York 10018			$28,000,000.00

Natixis 45, rue Saint-Dominique 75007 Paris France			$22,400,000.00

JPMorgan Chase Bank, N.A. 270 Park Avenue New York, New York 10017			$44,848,484.86

Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, New York 10010-3629			$45,000,000.00

Total:	$123,478,787.84	$59,000,000.00	$260,096,969.72

Schedule A